T. Rowe Price Media & Telecommunications Fund

Supplement to Summary Prospectus dated May 1, 2013

The portfolio manager table under “Management” is supplemented as follows:

Effective May 13, 2013, Paul D. Greene II will join Daniel Martino as co-portfolio manager of the fund and will become Co-chairman of the fund’s Investment Advisory Committee. Effective October 1, 2013, Paul D. Greene II will become sole portfolio manager and sole Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is May 10, 2013.

F121-041-S 5/10/13